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                                 EXHIBIT 10 (mm)

                       REVOLVING NOTE BETWEEN THE COMPANY
                            AND LASALLE NATIONAL BANK
                               DATED JUNE 29, 1997

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                           REPLACEMENT REVOLVING NOTE

$15,000,000                                           Dated as of June 29, 1997
                                                            Due:  June 28, 1998


         On  or  before  June  28,  1998,  CDW  COMPUTER   CENTERS,   INC.  (The
"Undersigned"),  for value  received,  promise  to pay to the  order of  LASALLE
NATIONAL BANK, a national banking association (hereinafter, together with any holder thereof, called "Bank"), whose address is 135 S. LaSalle Street, Chicago, Illinois 60603, the principle sum of Fifteen Million and 00/100 Dollars ($15,000,000) or if less, the aggregate unpaid principle amount of all loans made by the Bank to the Undersigned hereunder (this "Note"). The unpaid principle amount hereof shall bear interest at the Undersigned's option of the following:

         (i) a fixed rate equal to the greater of (A) the "Prime Rate" (hereinafter defined) minus two and one-half of one percent (-2 1/2%) per annum, or (B) the "Federal Funds Rate" (hereinafter defined) plus one-half of one percent (+1/2%) per annum, for borrowing not to exceed thirty (30) days, such rate to be fixed at the beginning of the term of such borrowing (the "Fixed Prime Rate'); or

         (ii) a floating rate equal to the greater of (A) the Prime Rate minus two and one-half percent (-2 1/2%) per annum, for borrowing in excess of thirty (30) days (the "Floating Prime Rate"); the Floating Prime Rate and the Fixed Prime Rate are referred to herein collectively as the "Prime Rate"); or

         (iii)      "Adjusted LIBOR" (hereinafter defined).

         1. For purposes hereof the following terms shall have the following definitions:

         "Prime Rate" shall mean the rate in effect from time to time as set by the Bank and called its Prime Rate. The effective date of any change in said Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate.

         "Federal Funds Rate" shall mean, for any day, the daily effective Federal Funds rate for such day as published in the Federal Reserve Statistical Release H.15 ("H.15") (or, if such Release is not published, the successor thereto or closest approximation thereto, as determined by the Bank) for such day; provided that, the Federal Funds Rate for any day on which the Federal Reserve Bank of New York, (the "New York Fed") is not open for business shall be the Federal Funds Rate for the next preceding day on which the New York Fed was open for business; and provided, further, that if the Bank determines, in good faith, that it is unable to determine the Federal Funds Rate on the basis of H.15, then the Bank shall determine the Federal Funds Rate based on the quotation of three (3) dealers in Federal Funds in New York City, as reasonably selected by the Bank, and the Bank's determination of such rate shall be binding and conclusive absent manifest error.

         "Adjusted LIBOR" means a rate of interest equal to one-half of one percent (1/2%) per annum in excess of the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant "LIBOR Loan" (hereinafter defined) and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward, if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two (2) banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period.

         "Interest Period" shall mean successive one, two or three-month periods as selected from time to time by the Undersigned by notice given to the Bank not less than three (3) business days prior to the first day of each respective Interest Period; provided that: (i) each such one, two, three-month period occurring after such initial period shall commence on the day on which the next preceding period expires; (ii) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (iii) if for any reason the Undersigned shall fail to select timely a period, then shall be deemed to have selected a LIBOR Loan with a one (1) month Interest Period; provided that, at any time any Interest Period expires less than one (1) month before the maturity date of the Note, then, for the period commencing on such expiration date and ending on the maturity date such LIBOR Loan shall convert to a loan bearing interest at the Floating Prime Rate.

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         2.   Interest  on that  portion  of the  outstanding  principle  amount hereof bearing interest at the Prime Rate shall be payable from the date hereof on such aggregate unpaid principle amount on the last day of each month, commencing on July 31, 1997, and at maturity hereof. Interest on LIBOR borrowing shall be payable at the end of each respective Interest Period. Interest after maturity (whether by reason of acceleration or otherwise) shall be paid on the unpaid balance at the rate of the Floating Prime Rate plus two percent (2%) per annum (the "Default Rate"). Interest shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed, unless otherwise specified herein.

         3. Each LIBOR borrowing hereunder (each, a "LIBOR Loan") must equal $100,000 or an integral multiple thereof. Interest on each LIBOR Loan shall be payable on the last banking day of each Interest Period with respect thereto, commencing on the first such date to occur after the date hereof, at maturity, after maturity on demand, and on the date of any payment hereon on the amount paid. The Undersigned hereby further promises to pay to the order of the Bank, on demand, interest on the unpaid principle amount hereof after maturity (whether by acceleration or otherwise) at the Default Rate.

         4. Provisions applicable to LIBOR Loans:(a) The Bank's determination of Adjusted LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposit of sufficient amount and maturity for funding any LIBOR Loans are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or
              (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Loan, the Bank shall promptly notify the Undersigned and such LIBOR shall automatically convert on the day of its then-current Interest Period to a loan bearing interest at the Floating Prime Rate.

         (b) If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any government authority or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending offices (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Loan evidenced hereby, then the Bank shall promptly notify the Undersigned and such LIBOR Loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Floating Prime Rate.

         (c) If, for any reason, any LIBOR Loan is paid prior to the last business day of its then-current Interest Period, the Undersigned agrees to indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment.

         (d) If any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposited in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Bank: (b) subject the Bank or any LIBOR Loan to any tax, duty, charge, stamp tax, or fee or change the basis of taxation of payment to the Bank principle or interest due from the Undersigned to the Bank hereunder (other than a change in taxation of the overall net income of the Bank); or (c) impose on the Bank any other conditions regarding such LIBOR Loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the forgoing is to increase the cost to the Bank of making or maintaining such LIBOR Loan or to reduce the amount of principle or interest received by the Bank hereunder, then the Undersigned

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              shall pay to the Bank, on demand and presentation of satisfactory documentation therefor, such additional amounts as the Bank shall, from time to time, determine are sufficient to compensate and indemnify the Bank for such increased cost or reduced amount.

         5. The Undersigned hereby authorizes the Bank to charge any account of the Undersigned for all sums due hereunder. Principle payments submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the law of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension.

         6. The Note evidences a revolving line of credit under which the Undersigned is indebted to the Bank and evidences the aggregate unpaid principle amount of all advances made or to be made by the Bank to the Undersigned under the Note. All advances and repayments hereunder shall be evidenced by entries on the books and records of the Bank which shall be presumptive evidence of the principle amount and interest owing and unpaid on this Note, or any renewal or extension hereof. The failure to so record any such amount or any error so recording any such amount shall not, however, limit or otherwise affect the obligations of the Undersigned hereunder or under any not to repay the principle amount of the liabilities together with all interest accruing thereon. This Note may be used for direct advances or letter of credit. Each letter of credit requested by the Undersigned shall be subject to the terms and conditions of the Bank's standard letter of credit application, which application is incorporated herein by this reference. The amount available to the Undersigned under this Note shall be reduced by the face amount of all letters of credit issued and outstanding hereunder. All letters of credit issued hereunder shall have an expiry date no later than the maturity date of this Note. The Undersigned and the Bank agree that each draw under any letter of credit shall constitute, and shall be repaid by, a direct advance under this Note on the date of such draw. Each letter of credit requested by the Undersigned hereunder shall be issued by the Bank only after the Bank has received a fully executed letter of credit application on the Bank's standard form and the Bank's customary fee for issuance of letters of credit.

         7. Advances under this Note may be made by the Bank upon the written request of any two (2) authorized officers of the Undersigned whose authority to so act has not been revoked by the Undersigned in writing theretofore received by the Bank at its main office. Any such advances shall be conclusively presumed to have been made by the Bank to or for the benefit of the Undersigned. The Undersigned does hereby irrevocably confirm, ratify and approve all such advances by the Bank and does hereby indemnify the Bank against loss and reasonable expense (including court costs, attorneys' and paralegals' fees) and shall hold the Bank harmless with respect thereto.

         8. The Undersigned shall be in default hereunder if: (a) any amount payable on this and any and all other liabilities or obligations of the Undersigned to the Bank, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether now due or to become due, whether direct, indirect, absolute, contingent, joint, several, or joint and several (all such liabilities and obligations, including this Note, are hereinafter referred to as the "Obligations") or on the obligations of any obligor hereunder, it not paid within five (5) days or when due; or (b) the Undersigned shall otherwise fail to perform any of the promises to be performed by the Undersigned hereunder or under any other security agreement or other agreement with the Bank and the

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              same is not cured within thirty (30) days of notice thereof by the
              Bank; or (c) the Undersigned, or any other party liable with respect to the Obligations, or any guarantor or accommodation endorser or third party pledgor, shall make any assignment for the benefit of creditors, or there shall be commenced any bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against, or the entry of any judgment, levy, garnishment, or other process (except for any judgment, levy, attachment, garnishment or other process entered pursuant to certain litigation instituted by John Marks, as described in the Undersigned's 1997 proxy statement, as amended from time to time), or the filing of any lien against the Undersigned or any guarantor, or any other party liable with respect to the Obligations, or accommodations endorser or third party pledgor for any of the Obligations which has a material adverse effect on such party; or (d) the determination by the Bank that a material adverse change has occurred in the financial condition of the Undersigned from the condition set forth in the most recent financial statements of the Undersigned furnished to the Bank, or from the financial condition of the Undersigned most recently disclosed to the Bank in any matter and the same is not cured within thirty (30) days of notice thereof by the Bank; or
              (e) any oral or written warranty, representation, certificate or statement of the Undersigned to the Bank is untrue in any material respect; or (f) failure of the Undersigned, within thirty (30) days after a request by the Bank, to furnish financial information or to permit inspection by the Bank of the Undersigned's books and records; or (g) the occurrence of any material adverse event which causes a change in the financial condition of the Undersigned, or which would have a material adverse effect on the business of the Undersigned and the same is not cured within thirty (30) days notice thereof by the Bank; provided, that any event relation to the John Marks litigation as set forth in subsection (3) above shall not be deemed to violate this subsection (g); or (h) the Undersigned fails to have, at the end of each of its fiscal quarters (1) a Tangible Net Worth of at least $35,000,000 or (2) a ratio of Liabilities to Tangible Net Worth of no greater than 2.0:1.0 and a default of either (1) or (2) shall not be cured by the Undersigned within thirty (30) days.

         9. For purpose hereof, "Tangible Net Worth" shall mean the sum of shareholders' equity plus debt subordinated to the Undersigned liabilities to the Bank, minus intangibles, including, but not limited to, goodwill, customer lists, prepaid items, deferred charges, debts owed by officers and other affiliates and such "Other Assets" as set forth on the financial statements of the Undersigned, "Liabilities" shall mean all liabilities of the Undersigned that would be shown on a balance sheet of the Undersigned prepared in accordance with generally accepted accounting principles consistently applied.

         10. Whenever the Undersigned shall be in default as aforesaid, without demand or notice of any kind except as set forth herein, the entire unpaid amount of all Obligations shall become immediately due and payable, and the Bank may exercise, from time to time, any and all rights and remedies available to it under the Uniform Commercial Code of Illinois, or otherwise, including those available under any written instrument (in addition to this Note) relating to any of the Obligations and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured including reasonable costs of collections and reasonable attorneys' and paralegals' fees, and in such order of application as the Bank may, from time to time, elect, balance, credits, deposits, accounts or monies of the undersigned in possession, control or custody of, or in transit of the Bank.

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         11.  THE UNDERSIGNED WAIVES THE BENEFIT OF ANY LAW THAT WOULD OTHERWISE
              RESTRICT OR LIMIT THE BANK IN THE EXERCISE OF ITS RIGHTS, WHICH HEREBY ACKNOWLEDGED, TO APPROPRIATE WITHOUT NOTICE, AT ANY TIME HEREAFTER, ANY INDEBTNESS MATURED OR UNMATURED, OWING FROM THE
              BANK TO THE UNDERSIGNED. THE BANK MAY, FROM TIME TO TIME, WITHOUT DEMAND OR NOTICE OF ANY KIND, APPROPRIATE AND APPLY TOWARD THE PAYMENT OF SUCH OF THE OBLIGATIONS, AND IN SUCH ORDER OF APPLICATION, AS THE BANK MAY, FROM TIME TO TIME, ELECT ANY AND ALL SUCH BALANCE, CREDITS, DEPOSITS, ACCOUNTS, MONIES, CASH
              EQUIVALENTS AND OTHER ASSETS OF OR IN THE NAME OF THE UNDERSIGNED, THEN OR THEREAFTER WITH THE BANK. THE UNDERSIGNED DOES HEREBY ASSIGN AND TRANSFER TO THE BANK ANY AND ALL CASH, NEGOTIABLE INSTRUMENTS, DOCUMENTS OF TITLE, CHATTEL PAPER, SECURITIES, CERTIFICATES OF DEPOSIT, DEPOSIT ACCOUNTS, OTHER CASH EQUIVALENTS AND OTHER ASSETS OF THE UNDERSIGNED IN THE POSSESSION OR CONTROL
              OF THE BANK FOR ANY PURPOSE.

         12. THE UNDERSIGNED WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SET OFF WHICH THE UNDERSIGNED MAY NOT HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS NOT OR ANY OF THE OTHER OBLIGATIONS, RATIFIES AND CONFIRMS WHATEVER THE BANK MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT THE BANK SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGEMENT OR MISTAKE OF FACT OR LAW EXCEPT FOR THOSE ERRORS OR MISTAKES WHICH RESULT FROM THE BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE BANK AND THE UNDERSIGNED, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT EITHER MAY HAVE TO TRAIL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER OBLIGATIONS, OR ANY AGREEMENT, EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BANK AND THE UNDERSIGNED ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK GRANTING ANY FINANCIAL ACCOMMODATIONS TO THE UNDERSIGNED.


         13. The Undersigned, and any other party liable with respect to the Obligations, including any guarantors, and any and all endorsers and accommodation parties, and each one of them, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of the Bank's right hereunder, and hereby consent to, and waive notice of release, with or without consideration, of the Undersigned. No default shall be waived by the Bank except in writing. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. This Note: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Note; (ii) contains the entire agreement between the Undersigned and the Bank; (iii) is the final expression of the intention of the Undersigned and the Bank; and
              (iv) superseded all negotiations, representations, warranties, commitments, offers, contracts (of any kind of nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representation, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by the Bank or relied upon by the Undersigned is connection with the execution hereof. No modifications, discharge, termination or waiver of any of the provisions hereof shall be binding upon the Bank, except as expressly set forth in a writing duly signed and delivered on behalf of the Bank.

         14. The Undersigned agrees to pay all reasonable costs, legal expenses, attorneys' fees and paralegals' fees of every kind, paid or incurred by the Bank in enforcing its rights hereunder, including, but not limited to, litigation or proceedings initiated under the United States Bankruptcy Code, or in respect to any other of the Obligations, or in defending against any defense, cause of action, counterclaim, set off or crossclaim based on any act of commission or omission by the Bank with respect to this Note or any other of the Obligations, promptly on demand of the Bank or other person paying or incurring the same.

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

         15. TO INDUCE THE BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE, THE UNDERSIGNED IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS NOTE OR ANY OTHER AGREEMENT WITH THE BANK SHALL BE INSTITUTED AND LITIGATION ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND THE UNDERSIGNED HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE UNDERSIGNED AT THE ADDRESS INDICATED IN THE BANK'S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OF OTHERWISE.

         16. The loan evidenced hereby has been made and this Note has been delivered at the Bank's main office. This Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Undersigned and its successors and assigns. If this Note contains any blanks when executed by the Undersigned, the Bank is hereby authorized, without notice to the Undersigned, to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of the Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be deemed ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signed this Note and their respective successors and assigns, and such parties shall, as the case may be, be jointly and severally obligated hereunder.

         17. The Undersigned represents and warrants to the Bank that the execution and delivery of this Note has been duly authorized by resolution heretofore adopted by its Board of Directors and in accordance with law and its bylaws, that said resolution have not been amended or rescinded are in full force and effect and that the officer or officers executing and delivering this Note for and on behalf of the Undersigned are duly authorized so to act. The Bank, in extending financial accommodations to the Undersigned, is expressly acting and relying upon the aforesaid representations and warranties.

         18. The undersigned acknowledges and agrees that the lending relationship hereby created with the Bank is and has been conducted on an open and arm's length basis in which no fiduciary relationship exists and that the Undersigned has not relied and is not relying on any such fiduciary relationship in consummating the loan evidence by this Note.

         19. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

         20. This Note is in replacement and substitution for, but not a repayment of, that certain $15,000,000 Revolving Note dated June 30, 1996 of the Undersigned payable to the order of the Bank and does not and shall not be deemed to constitute a novation therefor.

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

         IN WITNESS WHEREOF, the Undersigned has executed this Note on the date above set forth.


                                               CDW COMPUTER CENTERS, INC.


                                               By /s/ Michael P. Krasny
                                                  ---------------------
                                               Name: Michael P. Krasny
                                               Title: Chairman & Chief Executive
                                                      Officer


                                                By /s/ Harry J. Harczak, Jr.
                                                   -------------------------
                                                Name: Harry J. Harczak, Jr.
                                                Title: Chief Financial Officer



HJM:mm
July 14, 1997

67315-1

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